UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

YAPPN CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-175667	27-3848069
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1001 Avenue of the Americas, 11th Floor New York, NY 10018
(Address of principal executive offices) (zip code)

888-859-4441
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2013, the board of directors of Yappn Corp. (the “Company”) appointed Gavriel Bolotin as the Company’s Chief Financial Officer, Principal Executive Officer and Principal Financial and Accounting Officer; to hold such positions until the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2013.

Mr. Bolotin, 26, joined the Company in November 2010 as its President, Chief Executive Officer, Treasurer and Director.  He held these positions until his resignation on March 19, 2013.  Since March 2008, Mr. Bolotin has been a sales manager of Sabra Dipping Company in Brooklyn, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAPPN CORP.

Dated: April 12, 2013	/s/ David Lucatch
David Lucatch
Chief Executive Officer